UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Entera Bio Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Kiryat Hadassah, Minrav Building – Fifth Floor, Jerusalem, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 18, 2026, Entera Bio Ltd., a company organized under the laws of the State of Israel (“we,” “us,” “our” or the “Company”), issued a press release announcing the appointment of Dr. Riccardo Paolo Camisasca as the Company’s Chief Medical Officer as described below in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events.

On August 18, 2026, the Company appointed Dr. Riccardo Paolo Camisasca as the Company’s Chief Medical Officer, effective immediately.

Dr. Camisasca is a physician with more than 30 years of experience spanning clinical development, medical affairs, regulatory strategy and R&D leadership. Most recently, he served as Global Head of Research & Development at Sumitomo Pharma Switzerland, where he led the integration of the R&D organizations across Urovant, Enzyvant, Altavant, and Myovant. In that role he was responsible for clinical development, global trial execution and strategic alliance management across all four portfolios. Previously, he led the clinical development and medical affairs divisions at Bial. He has also held a series of positions of increasing responsibility at Syneos Health, Takeda and Novartis. Earlier in his career, Dr. Camisasca spent approximately 10 years as a physician and researcher at San Raffaele Hospital in Milan, including work in endocrinology and metabolic disease. He earned his Medical Degree with honors and specialized in Clinical Pharmacology at the University of Milan.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press Release dated August 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERA BIO LTD.

Date: August 18, 2026	By:	/s/ Miranda Toledano
Name: Miranda Toledano Title: Chief Executive Officer